UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
July 17, 2008

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

        On July 17, 2008 Inter Parfums, S.A., our majority-owned French subsidiary, entered into an amendment to its exising license agreement with Paul Smith Limited. The license was extended for an additional seven years through December 31, 2017 on comparable terms and conditions. We have guaranteed the obligations of Inter Parfums, S.A. under this license amendment.

        Certain portions of our press release dated July 23, 2008, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference in this report, and are filed pursuant to this Item 1.01. They are as follows:

  The 3rd paragraph relating to the Paul Smith License extension.

Item 2.02. Results of Operations and Financial Condition.

        Certain portions of our press release dated July 23, 2008, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference in this report, and are filed pursuant to this Item 2.02. They are as follows:

  The 1st paragraph relating to net sales for the second quarter and the six month period ended June 30, 2008
  The 2nd  paragraph relating to net sales by European operations and United States operations for the second quarter and the six month period ended June 30, 2008

 Item 7.01. Regulation FD Disclosure.

        Certain portions of our press release dated July 23, 2008, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference in this report, and are filed  pursuant to this Item 7.01 and Regulation FD. They are as follows:

  The 4th paragraph relating to affirmation of 2008 guidance
  The 5th  and 6th paragraphs relating to plans to release operating results for the second quarter and the six month period ended June 30, 2008
  The balance of such press release not otherwise incorporated by reference in Item 1.01 or Item 2.02

        Statements in this report and in the press release incorporated by reference, which are not historical in nature are forward-looking statements. Although we believe that our plans, intentions and expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. In some cases you can identify forward-looking statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will" and "would" or similar words. You should not rely on forward-looking statements because actual events or results may differ materially from those indicated by these forward-looking statements as a result of a number of important factors. These factors include, but are not limited to, the risks and uncertainties discussed under the headings "Forward Looking Statements" and "Risk Factors" in Inter Parfums' annual report on Form 10-K for the fiscal year ended December 31, 2007, and the reports Inter Parfums files from time to time with the Securities and Exchange Commission. Inter Parfums does not intend to and undertakes no duty to update the information contained in this report and the press release incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

        99.1 Our press release dated July 23, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: July  23, 2007

Inter Parfums, Inc. By: /s/ Russell Greenberg Russell Greenberg, Executive Vice President